________________________________________________________________________________



                                                       CIGNA FUNDS GROUP
________________________________________________________________________________

                                                       CHARTER FUNDS(SM)

                                                                  MONEY

                                                                 MARKET

                                                                   FUND







[A DOLLAR BILL GRAPHIC APPEARS IN THE BACKGROUND OF THIS PAGE]










[CIGNA TREE LOGO GRAPHIC APPEARS HERE]                             Annual Report
CIGNA Financial Services, Inc.                                 December 31, 1999
________________________________________________________________________________

CHARTER FUNDS(SM) MONEY MARKET FUND


TIMESSQUARE CAPITAL MANAGEMENT

In January 2000, CIGNA Investments, Inc, the Fund's manager, changed its name to TimesSquare Capital Management, Inc. The new name underscores the critical importance of investment management as a core CIGNA strength.

The TimesSquare Capital Management brand, like its namesake, symbolizes energy and renaissance, and accurately reflects our intention to be at the center of world commerce. It is also an expression of our ability to recognize and take advantage of global economic and market themes that can be integrated across investment disciplines.


TRUSTEES

Hugh R. Beath
ADVISORY DIRECTOR, ADMEDIA CORPORATE ADVISORS, INC.

Richard H. Forde
SENIOR MANAGING DIRECTOR, TIMESSQUARE CAPITAL MANAGEMENT, INC.

Russell H. Jones
VICE PRESIDENT AND TREASURER, KAMAN CORPORATION

Thomas C. Jones
PRESIDENT, CIGNA INVESTMENT MANAGEMENT AND
CHAIRMAN OF THE BOARD, TIMESSQUARE CAPITAL MANAGEMENT, INC.

Paul J. McDonald
SPECIAL ADVISOR TO THE BOARD OF DIRECTORS, FRIENDLY ICE CREAM CORPORATION

OFFICERS

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT

Alfred A. Bingham III
VICE PRESIDENT AND TREASURER

Jeffrey S. Winer
VICE PRESIDENT AND SECRETARY




                                                                               _
                                                                               1

Charter Funds(sm) Money Market Fund is an open-end, diversified management investment company that invests exclusively in money market instruments. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.




_
2

DEAR SHAREHOLDERS:

We are pleased to provide this report for Charter Funds (sm) Money Market Fund (the "Fund") (formerly known as CIGNA Money Market Fund), covering the year ended December 31, 1999.

NEW NAME

Effective January 1, 2000, the Fund's new name is Money Market Fund. The Fund is now a member of the Charter Funds(sm) series of CIGNA Funds Group, a flexible, disciplined, no-load mutual fund family for employee retirement and investment plans. Charter Funds offer nine investment styles and are available in three fund classes: institutional, premier and retail. The funds feature some of the industry's most respected institutional portfolio managers including Morgan Stanley Dean Witter Investment Management Inc., John A. Levin & Co, Fiduciary International, Berger LLC, INVESCO, Bank of Ireland Asset Management (U.S.) Limited and TimesSquare Capital Management, Inc.

MARKET REVIEW

1999 was another record setting year for the U.S. economy, and U.S. consumers were both the benefactors and the beneficiaries. During the past three years, consumer spending increased at an estimated 5% rate, but real wage income has increased at an estimated 6% rate. When you include capital gains in the calculation with income and savings, the U.S. savings rate was approximately 10%. For the economy, this translated into a fourth consecutive year of approximately 4% real GDP growth. The current economic expansion, which is entering its ninth year, is the longest business cycle expansion in American history. The 1990s will be remembered as a period of healthy economic growth, low inflation, rising corporate profitability, strong job creation, and rising productivity.

During 1999, global fixed income markets reacted adversely to the continued strong momentum in the domestic economy and revival in economic growth worldwide. The continued robust growth in private credit demands and rise in private debt ratios also has put upward pressure on global interest


                                                                               _
                                                                               3
rates and downward pressure on bond prices. The surge in world oil prices and industrial commodity prices has led to an uptick in consumer inflation, as did increases in interest rates announced by the Federal Reserve (the"Fed"), the Bank of England, and the European Central Bank.

Continued inflationary concerns in the fourth quarter resulted in the Fed raising rates in November. The increase by the Federal Reserve on November 16 marked the third tightening move for 1999, which completely reversed the 75 basis point easing from the 1998 market crisis.

FUND ACTIVITY AND PERFORMANCE

On December 31, 1999, the portfolio composition was as follows: top-tier domestic commercial paper, 65%; top tier foreign commercial paper, 9%; and U.S. Government and Agencies, 26%. The Fund is well diversified.

Institutional Class total return for the year ended December 31, 1999 was 4.87%. By comparison, the Lipper Money Market Instrument Fund Average and three-month Treasury bills, as reported by Lehman Brothers (which does not include investment expenses), returned 4.49% and 4.74%, respectively, for the year ended December 31, 1999. As of December 31, 1999, the Institutional Class's annualized 7-day yield was 5.40%. Retail Class total return for the period April 29 (commencement of operations) to December 31, 1999 was 2.97%. As of December 31, 1999, the Retail Class's annualized 7-day yield was 4.86%. The Fund's weighted average portfolio maturity was 14 days as of December 31, 1999.

OUTLOOK

The U.S. economy shows virtually no signs of slowdown, with the possible exception of housing, despite the steep rise in interest rates and the increasing monetary restraint by the Federal Reserve. For fiscal-year 2000, we expect GDP growth to slow only modestly from the nearly 4% growth


_
4
achieved in 1999 and the 4% average annual growth of the 1996-99 period. It is our view that interest rates have not risen to levels sufficient to choke off the strong momentum in domestic demand from households and businesses. Our basic conclusion is that a variety of existing powerful economic forces will continue to overwhelm the restraining effects of the current level of interest rates until they rise to higher levels and remain at those levels for an extended period. Within the household sector, these forces include a strong labor market, continued ample availability of consumer credit, and the powerful influence of the "wealth effect", resulting from large equity market gains.

Similarly, within the business sector, it is our view that the current level of interest rates is not sufficient to obstruct the current strong momentum in capital and inventory investment, and the production of exported goods. Capital expenditures should continue to benefit from the boom in technology and, in general, the high rates of return on new investment relative to the cost of capital. In addition, basic manufacturing will also benefit from inventory rebuilding and a recovery in demand for U.S. goods for export, as a result of the recovery in global economies.

The Fund is structured to take advantage of the rising interest rate environment we anticipate continuing in 2000. The Fund has exposure in both fixed and floating rate securities, with the emphasis on floaters tied to libor, treasury bills and prime indices. We will continue to focus on the developing trends in the U.S. economy as keys to further Federal Reserve action and adjust our portfolio strategy accordingly.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CHARTER FUNDS (SM) MONEY MARKET FUND


                                                                               _
                                                                               5

CHARTER FUNDS(SM) MONEY MARKET FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(IN THOUSANDS)                               PRINCIPAL    VALUE
----------------------------------------------------------------
COMMERCIAL PAPER - 74.2%

DOMESTIC - 65.6%

American Express Credit Corp.,
   5.70%, 1/4/00                              $ 2,156    $2,155
   6.35%, 1/4/00                                  818       818
   5.15%, 1/18/00                               6,660     6,644
Associates First Capital Corp.,
   4.00%, 1/3/00                                  608       608
AT&T Corp., 4.10%, 1/11/00                      9,328     9,317
Bell Atlantic Financial Services, Inc.,
   5.20%, 1/7/00                               10,000     9,991
Campbell Soup Co., 4.90%, 1/11/00               3,203     3,199
Edison International, 6.50%, 1/13/00            9,000     8,981
Ford Credit Auto Owner Trust,
   5.351%, 7/17/00                              1,972     1,972
Ford Motor Credit Co.,
   6.01%, 1/3/00                                3,645     3,644
   5.74%, 8/18/00*                              6,250     6,247
Fortune Brands, Inc., 5.65%, 1/5/00            10,420    10,413
General Electric Capital Corp.,
   5.93%, 1/26/00                               1,283     1,278
General Mills, Inc., 5.85%, 1/4/00              4,317     4,315
General Motors Corp., 5.84%, 1/14/00            7,400     7,384
Gillette Co., 6.65%, 1/4/00                     4,666     4,663
Great Lakes Chemical Corp.,
   6.20%, 1/4/00                                3,716     3,714
Hasbro, Inc., 5.25%, 1/11/00                   10,575    10,560
Heinz (H. J.) Co., 5.55%, 1/3/00                3,000     2,999


The Notes to Financial Statements are an integral part of these statements.


_
6

(IN THOUSANDS)                               PRINCIPAL    VALUE
----------------------------------------------------------------
Household Finance Corp., 5.95%, 1/10/00       $ 6,958   $ 6,948
Hubbell Inc., 5.30%, 1/3/00                    10,000     9,997
Indiana Gas Co., 6.45%, 1/4/00                  4,000     3,998
Johnson & Johnson, 5.00%,1/6/00                 8,000     7,994
Laclede Gas Co., 6.65%, 1/7/00                  2,500     2,497
Merck & Co. Inc., 4.25%, 1/6/00                   671       671
Morgan (J. P.) & Co. Inc.,
   6.15%, 1/10/00                              10,000     9,985
Navistar Financial Owner Trust,
   5.0025%, 6/15/00                               702       702
Nestle Capital Corp., 5.00%, 1/4/00            10,020    10,016
Newell Rubbermaid, Inc., 5.45%, 1/10/00         3,558     3,553
Paccar Financial Corp., 6.30%, 1/25/00          4,000     3,983
Pitney-Bowes Inc.,
   6.60%, 1/4/00                                3,443     3,441
   6.40%, 1/6/00                                6,960     6,954
SBC Communications, Inc.,
   6.25%, 1/5/00                                7,500     7,495
   6.25%, 1/18/00                               2,092     2,086
Wal-Mart Stores, Inc., 6.55%, 1/5/00            8,950     8,943
Warner Lambert Co., 5.0%, 1/12/00               9,970     9,955
                                                     -----------
                                                        198,120
                                                     -----------
FOREIGN - 8.6%
ANZ (Delaware), Inc., 6.42%, 1/10/00            9,200     9,185
BBV Finance (Delaware), Inc.,
   6.22%, 1/10/00                               9,000     8,986
BP Amoco Capital Plc, 6.53%, 1/6/00             7,818     7,811
                                                     -----------
                                                         25,982
                                                     -----------
TOTAL COMMERCIAL PAPER                                  224,102
                                                     ===========

The Notes to Financial Statements are an integral part of these statements.

                                                                               _
                                                                               7

CHARTER FUNDS(SM) MONEY MARKET FUND

INVESTMENTS IN SECURITIES CONTINUED
DECEMBER 31, 1999




(IN THOUSANDS)                                 PRINCIPAL    VALUE
------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES - 26.0%
Federal Farm Credit Bank,
   6.29%, 3/23/00*                            $ 4,000     $ 4,000
Federal Home Loan Banks,
   4.90%, 1/14/00                               5,450       5,450
   5.913%, 3/24/00*                             5,000       5,000
   5.04%, 3/29/00                               5,250       5,250
   5.07%, 4/7/00                                5,000       5,001
   5.08%, 4/10/00                               4,500       4,501
   5.873%, 6/9/00*                              5,000       5,000
   5.924%, 10/4/00*                             8,400       8,396
Federal National Mortgage Association,
   5.923%, 4/12/00*                             7,000       6,999
Student Loan Marketing Association,
   6.113%, 1/12/00*                             5,500       5,500
   6.113%, 1/20/00*                             5,000       5,000
   6.053%, 3/8/00*                              4,200       4,201
   6.063%, 9/29/00*                            10,000      10,003
   6.266%, 10/4/00*                             4,000       3,999
                                                       -----------
TOTAL U.S. GOVERNMENT & AGENCIES                           78,300
                                                       -----------

TOTAL INVESTMENTS IN SECURITIES - 100.2%
   (Total Cost - $302,401,619)                            302,402
Liabilities, Less Cash and Other Assets - (0.2)%             (513)
                                                       -----------

NET ASSETS - 100.0%                                     $ 301,889
                                                       ===========

*Variable rate security.  Rate is as of December 31, 1999.

The Notes to Financial Statements are an integral part of these statements.

_
8

CHARTER FUNDS(SM) MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999




                                                       (IN THOUSANDS)
----------------------------------------------------------------------
ASSETS:
Investments in securities at value
    (Cost - $302,401,619)                                   $ 302,402
Cash on deposit with custodian                                     19
Interest receivable                                               763
Investment for trustees' deferred compensation plan                24
                                                    ------------------
TOTAL ASSETS                                                  303,208
                                                    ------------------

LIABILITIES:
Dividends payable                                               1,085
Accrued advisory fees payable                                      64
Payable for trustees' deferred compensation plan                   24
Registration fees payable                                          20
Custodian fees payable                                             18
Transfer agent fees payable                                        13
Accrued audit and legal fees payable                               12
Other accrued expenses (including $19,535
    due to affiliate)                                              83
                                                    ------------------
      TOTAL LIABILITIES                                         1,319
                                                    ------------------
NET ASSETS (Equivalent to $1.00 per share
    based on 178,234,369 shares of Institutional
    Class and 123,654,503 shares of Retail Class)           $ 301,889
                                                    ==================

COMPONENTS OF NET ASSETS:

Paid in capital                                             $ 301,889
                                                    ------------------

NET ASSETS                                                  $ 301,889
                                                    ==================


The Notes to Financial Statements are an integral part of these statements.

                                                                               _
                                                                               9

CHARTER FUNDS(SM) MONEY MARKET FUND

STATEMENT OF OPERATIONS


                                                     FOR THE YEAR ENDED
                                                      DECEMBER 31, 1999
                                                        (IN THOUSANDS)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income:

    Interest                                              $ 9,762
                                                          --------

Expenses:
    Investment advisory fees                                  656
    Custodian fees                                            109
    Administrative services                                   100
    12b-1 fees                                                 55
    Sub-accounting fee                                         20
    Reports to shareholders                                    42
    Auditing and legal fees                                    24
    Transfer Agent fees                                        19
    Registration fees                                          30
    Trustees' fees                                              2
                                                          --------
Total expenses                                              1,057
    Less expenses waived by investment adviser               (138)
                                                          --------
Net expenses                                                  919
                                                          --------
Net Investment Income                                       8,843
                                                          --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain from investments                          1
                                                          --------
Net Realized and Unrealized Gain On Investments                 1
                                                          --------
Net Increase in Net Assets Resulting From Operations      $ 8,844
                                                         =========

The Notes to Financial Statements are an integral part of these statements.

__
10

CHARTER FUNDS(SM) MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE YEARS ENDED
                                                            DECEMBER 31
                                                          (IN THOUSANDS)
                                                      ---------------------
                                                       1999            1998
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $  8,843        $ 12,800
  Net realized gain from investments                      1               8
                                              --------------   -------------

Net increase in net assets from operations            8,844           12,808
                                              --------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Institutional Class                                (8,124)         (12,800)
  Retail Class                                         (719)               -
From net realized gains:

  Institutional Class                                    (1)              (8)
                                               --------------   -------------
Total distributions to shareholders                  (8,844)         (12,808)
                                               --------------   -------------

CAPITAL SHARE TRANSACTIONS:
Institutional Class
  Net proceeds from shares sold                   1,787,204        2,314,708
  Value of distributions reinvested                   8,356           12,599
  Cost of shares redeemed                        (1,846,945)      (2,268,753)
                                               --------------   -------------

                                                    (51,385)          58,554
                                               --------------   -------------

Retail Class
  Net proceeds from shares sold                     139,191               -
  Value of distributions reinvested                     300               -
  Cost of shares redeemed                           (15,836)              -
                                               --------------   -------------
                                                    123,655               -
                                               --------------   -------------

Net increase from fund
  share transactions                                 72,270          58,554
                                               --------------   -------------

Net Increase in Net Assets                           72,270          58,554
NET ASSETS:
  Beginning of period                               229,619         171,065
                                               --------------   -------------
  End of period                                   $ 301,889       $ 229,619
                                               ==============   =============


The Notes to Financial Statements are an integral part of these statements.

                                                                              __
                                                                              11

CHARTER FUNDS(SM)
MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES. Charter Funds(sm) Money Market Fund (the "Fund") is a separate series of CIGNA Funds Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. The Fund invests exclusively in short-term money market instruments. The Trust offers three classes of shares:
Institutional Class, Premier Class and Retail Class. As of December 31, 1999, only the Institutional and Retail Classes were active. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including any applicable sub accounting or 12b-1 distribution fee). Shares of each class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares. Institutional Class Shares have a separate transfer agent charge and no distribution fee or sub accounting fee. The Premier Class Shares, which will be made available after 1999 year-end, have a sub accounting fee. The Retail Class Shares have a 12b-1 fee and a sub accounting fee.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - The Fund's investments are valued at amortized cost, which the Board of Trustees has determined constitutes fair value and which at December 31, 1999 approximates cost for federal income tax purposes.


__
12

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the specific cost identification basis.

C. FEDERAL TAXES - For Federal income tax purposes, the Fund is taxed as a separate entity. Its policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued.

D. DIVIDENDS - Dividends from net investment income and net realized gains are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to paid in capital may be required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare") certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. TimesSquare has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.45% of average daily net assets for the Institutional Class, 0.70% of average daily net assets for the Premier Class, and 0.95% for the Retail Class (1.00% prior to January 1, 2000), until April 30, 2001 and thereafter to the extent described in the Fund's then current prospectus.

The Fund reimburses TimesSquare Capital Management, Inc. for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons

                                                                              __
                                                                              13

CHARTER FUNDS(SM) MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS continued


who assist in carrying out the responsibilities of those offices. For the period ended December 31, 1999, the Fund paid or accrued $100,285.

With respect to Retail Service Class shares, the Fund has adopted a 12b-1 plan which requires the payment of 0.35% annually of average daily net assets (0.25% after January 1, 2000) to CIGNA Financial Services, Inc. ("CFS"), the Fund's distributor. The fees received from the 12b-1 plan are used for services provided to the Retail Class and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a sub accounting fee payable to CFS equal to 0.25% annually (prior to January 1, 2000, the Retail Class had a sub accounting fee of 0.125% annually). The sub accounting and 12b-1 fees will be waived, as necessary to limit Premier and Retail Class expenses, as a percentage of average net assets, to the amounts described


         [THE FOLLOWING TABLE APPEARS ACROSS THE BOTTOM OF PAGES 14-15]


Transactions in capital stock were as follows:

                                                           Year Ended                                   Year Ended
                                                       December 31, 1999                             December 31, 1998
                                                          (In Thousands)                                (In Thousands)
----------------------------------------------------------------------------------------------------------------------------------
                                                    Shares                Amount                   Shares                  Amount
                                                    ------                ------                   ------                  ------

INSTITUTIONAL CLASS
Subscription                                        1,787,204         $  1,787,204                2,314,709          $  2,314,709
Issued to shareholders
  in reinvestment of dividends
  and distributions                                     8,356                8,356                   12,599                12,599
                                        ---------------------- --------------------   ---------------------- ---------------------
                                                    1,795,560            1,795,560                2,327,308             2,327,308
Redemption                                         (1,846,945)          (1,846,945)              (2,268,753)           (2,268,753)
                                        ---------------------- --------------------   ---------------------- ---------------------
Net increase                                          (51,385)         $   (51,385)                  58,555            $   58,555
                                        ====================== ====================   ====================== =====================

RETAIL CLASS
Subscription                                          139,191          $   139,191
Issued to shareholders
  in reinvestment of dividends
  and distributions                                       300                  300
                                        ---------------------- --------------------
                                                      139,491              139,491
Redemption                                           (15,836)              (15,836)
                                        ---------------------- --------------------
Net increase                                          123,655          $   123,655
                                        ====================== ====================



__
14
above, until April 30, 2001 and thereafter to the extent described in the Fund's then current prospectus.

TimesSquare and CFS are indirect, wholly-owned subsidiaries of CIGNA
Corporation.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4.  CAPITAL STOCK.   The Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. Affiliates of CIGNA Corporation were the majority shareholders of the Institutional Class.


                                                                              __
                                                                              15

CHARTER FUNDS(SM) MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. FINANCIAL HIGHLIGHTS. The following selected per share data is computed on the basis of a share outstanding throughout the period:


                 [THE FOLLOWING TABLE SPANS ACROSS PAGES 16-17]



                                                RETAIL CLASS                        INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------
                                                  1999*           1999         1998          1997         1996        1995
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  NET ASSET VALUE, BEGINNING OF PERIOD            $  1.00        $  1.00      $  1.00       $  1.00      $  1.00      $ 1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                              0.03           0.05         0.05          0.05         0.05        0.05
                                                   -------        -------      -------       -------      -------     -------
  TOTAL FROM INVESTMENT OPERATIONS                   0.03           0.05         0.05          0.05         0.05        0.05
                                                   -------        -------      -------       -------      -------     -------
LESS DISTRIBUTIONS:
  Dividends from net investment income              (0.03)         (0.05)       (0.05)        (0.05)       (0.05)      (0.05)
  Distributions from capital gains                    -              -            -             -            -           -
                                                   -------        -------      -------       -------      -------     -------

  TOTAL DISTRIBUTIONS                               (0.03)         (0.05)       (0.05)        (0.05)       (0.05)      (0.05)
                                                   -------        -------      -------       -------      -------     -------
  NET ASSET VALUE, END OF PERIOD                  $  1.00        $  1.00      $  1.00       $  1.00      $  1.00      $ 1.00
                                                  ========       ========    =========      ========     ========    ========

  TOTAL RETURN /a,b/                                 2.97% **       4.87%        5.18%         5.27%        4.91%       5.33%
  RATIOS TO AVERAGE NET ASSETS:
  Net expenses                                       0.93% +        0.45%        0.45%         0.44%        0.45%       0.80%
  Net investment income                              4.29% +        4.76%        5.06%         5.14%        4.95%       5.38%
  Fees and expenses waived or borne by the           0.07% +        0.07%        0.02%         0.07%        0.24%       0.41%
    Advisor
  Net assets, end of period (000 omitted)       $ 123,655      $ 178,234    $ 229,619     $ 171,065    $ 120,505     $ 1,034


/a/ Had the Advisor not waived or reimbursed a portion of the expenses, total return would have been reduced.
/b/ Total return of net asset value assumes all dividends reinvested.
*   For the period April 29, 1999 (commencement of operations) to December 31,
    1999.
**  Not Annualized
+   Annualized


__                                                                            __
16                                                                            17

________________________________________________________________________________




________________________________________________________________________________


REPORT OF INDEPENDENT ACCOUNTANTS


TO THE TRUSTEES AND SHAREHOLDERS OF CHARTER FUNDS(SM) MONEY MARKET FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Charter Funds(sm) Money Market Fund (formerly CIGNA Money Market Fund) (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2000


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